Exhibit 10.10
                                 AMENDMENT NO. 1

     AMENDMENT NO. 1 dated as of October 24, 2006 to the Credit Agreement referred to below, among 1-800-FLOWERS.COM, INC., the SUBSIDIARY BORROWERS party hereto, the GUARANTORS party hereto, the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

     The Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent are parties to a Credit Agreement dated as of May 1, 2006 (as amended, the "Credit Agreement"). The parties hereto wish to amend the Credit Agreement in certain respects, and accordingly, hereby agree as follows:

     Section 1. Definitions. Capitalized terms used in this Amendment No. 1 and not otherwise defined are used herein as defined in the Credit Agreement as amended hereby.

     Section 2. Amendments. Effective as provided in Section 6 hereof, the Credit Agreement shall be amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. Section 7.11 of the Credit Agreement is hereby amended by replacing each reference therein to "at any time" with the followings words ", as of the last day of any fiscal quarter of the Company,".

     2.03. Section 2.08(c)(ii) of the Credit Agreement is hereby amended by adding the following proviso to the penultimate sentence of Section 2.08(c)(ii):
"; provided that, notwithstanding the foregoing, at the election of the Administrative Agent in its sole discretion, any Revolving Credit Loans outstanding on such Revolving Credit Commitment Increase Date shall be reallocated among the Revolving Credit Lenders to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised pro rata shares of such Lenders arising from any nonratable increase in the Revolving Credit Commitments under this Section 2.08(c)."

     Section 3. Waivers. Subject to the satisfaction of the conditions precedent specified in Section 6 hereof, but with effect on and after the date hereof, the Lenders hereby waive any Default that may have occurred and be continuing solely as a result of:

     (a) the  Borrowers'  failure  to comply  with the  requirements  of Section
7.11(a) of the Credit Agreement (as in effect immediately prior to the effectiveness of this Amendment No. 1) at any time on or after September 1, 2006 and prior to the effectiveness of this Amendment No. 1;

     (b) the Borrowers' failure to comply with the requirements of Sections 6.11(a), 7.04 and 7.08 of the Credit Agreement and Sections 5.07 and 6.12 of the Security Agreement with respect to certain corporate reorganizations effected on or about June 15, 2006 and prior to the effectiveness of this Amendment No. 1; and

     (c) any breach of any representation or warranty made or deemed made by Borrowers during such period with respect to such compliance.

     Section 4. Representations and Warranties. The Company represents and warrants to the Administrative Agent and Lenders that (a) the representations and warranties of the Borrowers set forth in Article IV of the Credit Agreement, and of each Loan Party in each of the other Loan Documents to which it is a party, shall be true and correct on the date hereof as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Article IV to "this Agreement" included reference to this Amendment No. 1 and (b) (after giving effect to the waivers under Section 3 hereof) no Default shall have occurred and be continuing.

     Section 5. Confirmation of Security Documents. Each of the Borrowers and the other Loan Parties hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including, in the case of the Guarantors, its obligations as a guarantor under Article III of the Credit Agreement as amended hereby. By its execution on the respective signature lines provided below, each of the Loan Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Security Documents to which it is a party, represents and warrants that the representations and warranties set forth in such Security Documents are complete and correct on the date hereof as if made on and as of such date and confirms that all references in such Security Documents to the "Credit Agreement" (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or Liens in any respect.

     Section 6. Conditions Precedent to Effectiveness. The amendments set forth in Section 2 hereof and the waivers in Section 3 hereof shall become effective as of the date hereof, upon receipt by the Administrative Agent of one or more counterparts of this Amendment No. 1 executed by the Loan Parties and the Required Lenders.

     Section 7. Post-Closing. In connection with the effectiveness of this Amendment No. 1, the Company has agreed to complete, within 30 days of the date hereof, in form and substance satisfactory to the Administrative Agent, evidence of compliance with Section 6.11(a) of the Credit Agreement with respect to The Plow & Hearth I, LLC, a newly formed Domestic Subsidiary of the Company.

     Section 8. Miscellaneous. The Borrowers shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to the Administrative Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

                               [remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                             1-800-FLOWERS.COM, INC.


                                             /s/ Gerard M. Gallagher
                                             ---------------------------
                                             Gerard M. Gallagher
                                             Corporate Secretary

                                      SUBSIDIARY BORROWERS

                                      BLOOMNET EXCHANGE, INC.
                                      THE CHILDREN'S GROUP, INC.
                                      THE POPCORN FACTORY, INC.
                                      800-FLOWERS, INC.
                                      CHERYL & CO.
                                      THE PLOW & HEARTH, INC.
                                      FANNIE MAY CONFECTIONS BRANDS, INC.
                                      FANNIE MAY CONFECTIONS, INC.
                                      HARRY LONDON CANDIES, INC.


                                      /s/ Gerard M. Gallagher
                                      ---------------------------
                                      Gerard M. Gallagher
                                      Corporate Secretary

                                      SUBSIDIARY GUARANTORS

                                      1-800-FLOWERS RETAIL INC.
                                      AMALGAMATED CONSOLIDATED ENTERPRISES, INC.
                                      CONROY'S, INC.
                                      1-800-FLOWERS TEAM SERVICES, INC.
                                      800-FLOWERS, INC.
                                      FRESH INTELLECTUAL PROPERTIES, INC.
                                      BLOOMNET TECHNOLOGIES, INC.
                                      THE PLOW & HEARTH, INC.
                                      WESTBURY INVESTING CORP.
                                      THEGIFT.COM, INC.
                                      GT&C.COM, INC.
                                      THE CHILDREN'S GROUP, INC.
                                      GUARDED REALTY HOLDINGS, LLC
                                      1-800-FLOWERS.COM FRANCHISE CO., INC.
                                      THE POPCORN FACTORY, INC.
                                      1-800-FLOWERS SEASONAL TEAM, INC.
                                      BLOOMNET EXCHANGE, INC.
                                      THE WINETASTING NETWORK
                                      WTN SERVICES, LLC
                                      CHERYL & CO.
                                      FANNIE MAY CONFECTIONS BRANDS, INC.
                                      FANNIE MAY CONFECTIONS, INC.
                                      HARRY LONDON CANDIES, INC.
                                      FMCB ACQUISITION CO., INC.


                                      /s/ Gerard M. Gallagher
                                      ---------------------------
                                      Gerard M. Gallagher
                                      Corporate Secretary

                                      LENDERS

                                      JPMORGAN CHASE BANK, N.A.,
                                      Individually and as Administrative Agent


                                      /s/ Tara Lynne Moore
                                      -----------------------------
                                      Tara Lynne Moore
                                      Vice President


                                      BANK OF AMERICA, N.A.


                                      /s/ Steven J. Melicharek
                                      -----------------------------
                                      Steven J. Melicharek
                                      SVP/CPO


                                      WACHOVIA BANK, NATIONAL ASSOCIATION


                                      /s/ Scheline Crutchfield
                                      ------------------------------
                                      Scheline Crutchfield
                                      Senior Vice President


                                      NORTH FORK BANK


                                      /s/ Kevin Brown
                                      -------------------------------
                                      Kevin Brown
                                      Senior Vice President


                                      KEYBANK NATIONAL ASSOCIATION


                                      /s/ Marianne T. Meil
                                      --------------------------------
                                      Marianne T. Meil
                                      Senior Vice President


                                      HSBC USA NATIONAL ASSOCIATION


                                      /s/ Andrew D. Ackerman
                                      ---------------------------------
                                      Andrew D. Ackerman
                                      Commercial Executive